                                                                    Exhibit 10.4

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                            EQUITY PURCHASE AGREEMENT

                                     between

                          EMPYREAN GROUP HOLDINGS, INC.

                                       and

                          THAYER ITECH HOLDINGS, L.L.C.









                              Dated August 12, 1999



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

                               TABLE OF CONTENTS
                               -----------------

                                                                           Page
                                                                           ----


ARTICLE I AUTHORIZATION AND CLOSING.........................................1
         1.1 Authorization of the Stock.....................................1
         1.2 Purchase and Sale of the Stock at Initial Closing..............2
                  (a) Initial Purchase......................................2
                  (b) Use of Proceeds of Initial Purchase...................2
                  (c) Initial Closing.......................................2
         1.2 Subsequent Take-Downs of Class A Preferred.....................3
                  (a) Request for Takedowns.................................3
                  (b) Subsequent Closings...................................3
                  (c) Termination...........................................3


ARTICLE II CONDITIONS OF THE PURCHASERS' OBLIGATIONS AT CLOSING.............4
         2.1 Initial Closing Conditions.....................................4
                  (a) Representations and Warranties, Covenants.............4
                  (b) Management Agreements.................................4
                  (c) Stockholders Agreement................................4
                  (d) Professional Services Agreement.......................4
                  (e) Compliance with Applicable Laws.......................4
                  (f) Waiver................................................5
         2.2 Subsequent Closing Conditions..................................5
                  (a) Representations and Warranties, Covenants.............5
                  (b) Compliance with Applicable Laws.......................5
                  (c) Board Approval........................................5
                  (d) Waiver................................................5


ARTICLE III COVENANTS.......................................................6
         3.1 Financial Statements and Other Information.....................6
         3.2 Inspection of Property.........................................7
         3.3 Restrictions...................................................7
         3.4 Unrelated Business Taxable Income..............................8
         3.5 Hart-Scott-Rodino Compliance...................................8
         3.6 Confidentiality................................................9
         3.7 Termination....................................................9


ARTICLE IV TRANSFER OF RESTRICTED SECURITIES................................9
         4.1 Transfer of Restricted Securities..............................9

ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE COMPANY.....................10
         5.1 Organization and Corporate Power...............................10
         5.2 Capital Stock and Related Matters..............................10
         5.3 Subsidiaries; Investments......................................11
         5.4 Authorization; No Breach.......................................11
         5.5 Violation of Laws..............................................11
         5.6 Governmental Consent, etc......................................11
         5.7 Disclosure.....................................................12


ARTICLE VI PURCHASER'S REPRESENTATIONS AND WARRANTIES.......................12
         6.1 Purchaser's Investment Representations.........................12
         6.2 Authorization; No Breach.......................................12
         6.3 Brokerage......................................................13
         6.4 Governmental Consent, etc......................................13


ARTICLE VII DEFINITIONS.....................................................13


ARTICLE VIII MISCELLANEOUS..................................................16
         8.1 Expenses.......................................................16
         8.2 Remedies.......................................................16
         8.3 Consent to Amendments..........................................16
         8.4 Survival of Representation and Warranties......................16
         8.5 Successors and Assigns.........................................16
         8.6 Severability...................................................17
         8.7 Counterparts...................................................17
         8.8 Descriptive Headings; Interpretation...........................17
         8.9 Governing Law..................................................17
         8.10 Notices.......................................................17
         8.11 Entire Agreement..............................................18


LIST OF EXHIBITS
----------------
Exhibit A   Amended and Restated Certificate of Incorporation of Empyrean Group
Holdings, Inc.

Exhibit B   Capitalization Schedule

                              PURCHASE AGREEMENT
                              ------------------


     THIS AGREEMENT is made as of August 12, 1999, between EMPYREAN GROUP HOLDINGS, INC., a Delaware corporation (formerly, Business Solutions Group, Inc.) (the "Company"), THAYER ITECH HOLDINGS, L.L.C., a Delaware limited liability company ("Thayer Holdings"), and each of the other persons or entities set forth in the Schedule of Purchasers attached hereto (collectively with
                 ----------------------
Thayer Holdings, the "Purchasers" and individually a "Purchaser"). Except as otherwise indicated herein, capitalized terms used herein are defined in Section
                                                                         -------
7 hereof.
-


                                   Recitals:
                                   --------

     A. The Company is engaged in the computer software solutions and information technology consulting business.

     B. Pursuant to a Recapitalization Agreement dated August 11, 1999 (the "Recapitalization Agreement") by and among the Company, Thayer Holdings, BSG Holdings, Inc., and each of Jack McDougall, Marsh Nelson, Philip Duong and the other stockholders of BSG Holdings, Inc. (collectively, the "BSG Stockholders"), Thayer Holdings has acquired an aggregate of (i) 20,520 shares of the Company's Class A Preferred Stock, par value $.01 per share (the "Class A Preferred"), and
(ii) 10,800,000 shares of the Company's Common Stock, $.01 par value per share (the "Common").

     C. At the Initial Closing, the Purchasers desire to purchase from the Company, and the Company desires to sell to the Purchasers (i) an aggregate of 36,480 shares of Class A Preferred and (ii) an aggregate of 19,200,000 shares of the Common, in the amount set forth opposite each Purchaser's name on the Schedule of Purchasers attached hereto.
----------------------

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:



                                   ARTICLE I
                           AUTHORIZATION AND CLOSING
                           -------------------------

     1.1 Authorization of the Stock. The Company shall authorize the issuance
         --------------------------
and sale to the Purchasers of up to an aggregate of 36,480 shares of Class A Preferred and an aggregate of 19,200,000 shares of Common, each having the rights and preferences set forth in Exhibit A attached hereto. The Class A
                                    ---------
Preferred and the Common are collectively referred to herein as the "Stock."

     1.2 Purchase and Sale of the Stock at Initial Closing.
         -------------------------------------------------

         (a) Initial Purchase. Subject to the terms and conditions set forth in
             ----------------
this Section 1.2 and in Section 2.1, at the Initial Closing, the Company shall
     -----------        -----------
sell to each Purchaser and, each Purchaser shall purchase from the Company:

             (i) that number of shares of the Class A Preferred set forth opposite such Purchaser's name in the Schedule of Purchasers attached
                                           ----------------------
     hereto, at a purchase price of $1,000 per share; and

             (ii) that number of shares of the Common set forth opposite such Purchaser's name set forth in the Schedule of Purchasers attached hereto, at a purchase price of $0.10 per share.

         (b) Use of Proceeds of Initial Purchase. The funds obtained by the
             -----------------------------------
Company from the Purchasers at the Initial Closing shall, together with debt financing provided by First Union National Bank, N.A. and NationsBank, National Association ("Lenders") pursuant to the Credit Agreement (the "Credit Agreement") dated August 12, 1999, as amended, between Lender, the Company and its Subsidiaries, be used to (i) finance the Company's costs of consummating the transactions contemplated by the Recapitalization Agreement and (ii) provide funds for the Company's working capital requirements.

         (c) Initial Closing. The closing of the purchase and sale of the Stock
             ---------------
to be purchased pursuant to Sections 1.2(a) (the "Initial Closing") shall take
                            ---------------
place at the offices of Hogan & Hartson, LLP, 555 Thirteenth Street, NW, Washington, D.C., 20004 at 10:00 a.m. on August 12, 1999 or at such other place or on such other date as may be mutually agreeable to the Company and the Purchasers. At the Initial Closing, the Company shall deliver to each Purchaser stock certificates evidencing the Stock to be purchased by such Purchaser, registered in such Purchaser's name, upon payment of the purchase price thereof by, at the Company's option, either a cashier's or certified check, or by wire transfer of immediately available funds to such account as designated by the Company.

     1.3 Subsequent Take-Downs of Class A Preferred.
         ------------------------------------------

         (a) Request for Takedowns. The Company may from time to time request
             ---------------------
that Thayer Holdings purchase from the Company up to 36,480 additional shares of Class A Preferred at a purchase price of $1,000 per share (an aggregate purchase price of $36,480,000) (such purchases are referred to as "Take-Downs"). Such requests shall be made in conjunction with and for the purpose of funding future acquisitions of information technology consulting and related businesses by the Company and shall be presented to Thayer Holdings in writing. Thayer Holdings shall accept or reject such Take-Down within 10 business days of receiving such request, such request shall not be unreasonably refused by Thayer Holdings. The Company and Thayer Holdings shall agree upon a date (the "Subsequent Closing Date") for the closing (the "Subsequent Closing") of the additional shares of Class A Preferred to be purchased in connection with such Take-Down.

         (b) Subsequent Closings. Subsequent Closings shall take place on the
             -------------------
Subsequent Closing Date at the offices of Hogan & Hartson LLP, 555 Thirteenth Street, NW, Washington, D.C. 20004, or at such other place as shall be agreed to by Thayer Holdings and the Company. At a Subsequent Closing, upon the satisfaction of the provisions of this Section 1.3 and of Section 2.2, the
                                       -----------        -----------
Company shall deliver to Thayer Holdings stock certificates evidencing the shares of Class A Preferred to be purchased by Thayer Holdings registered in its name, upon payment of the purchase price thereof by, at the Company's option, either a cashier's or certified check, or by wire transfer of immediately available funds to such account as designated by the Company.

         (c) Termination. The provisions of this Section 1.3 shall terminate on
             -----------                         -----------
the earlier to occur of the following events: (i) the written consent of the Company and the holders of greater than 50% of the outstanding shares of Class A Preferred sold pursuant to this Agreement; (ii) a Drag-Along Sale (as defined in the Stockholders Agreement); (iii) a merger or other business combination involving the Company in which the holders of the Company's capital stock immediately prior to the effective time of such merger or business combination own less than 50% of the capital stock of the surviving corporation (determined on a fully-diluted basis) immediately after the effective time of such merger or business combination; or (iv) the closing of an IPO Event (as defined in the Stockholders Agreement).


                                   ARTICLE II
                    CONDITIONS OF THE PURCHASERS' OBLIGATIONS
                                   AT CLOSINGS

     2.1 Initial Closing Conditions. The obligation of the Purchasers to
         --------------------------
purchase and pay for the Stock at the Initial Closing is subject to the satisfaction as of the Initial Closing of the following conditions:

         (a) Representations and Warranties, Covenants. The representations and
             -----------------------------------------
warranties contained in Section 5 hereof shall be true and correct at and as of
                        ---------
the Initial Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein; and the Company shall have performed in all material respects all of the covenants required to be performed by it hereunder prior to the Initial Closing.

         (b) Management Agreements. The Company shall have entered into a senior
             ---------------------
management agreement (the "Management Agreements"), with each of Stuart C. Johnson, Graham B. Perkins, Thomas B. Modly, Jason H. Levine, Bruce H. Allen, Matthew B. Walker, Patricia A. Withers and David T. Fu (the "Executives"), the Management Agreements shall not have been amended or modified and shall be in full force and effect as of the Initial Closing, and each Executive shall have purchased the Stock proposed to be purchased by him thereunder.

         (c) Stockholders Agreement. The Purchasers and the Executives shall
             ----------------------
have executed a joinder agreement to the Stockholders Agreement dated August 12, 1999 (the "Stockholders Agreement"), and the Stockholders Agreement shall be in full force and effect as of the Initial Closing.

         (d) Professional Services Agreement. The Company and TC Management
             -------------------------------
Partners, L.L.C., a Delaware limited liability company, shall have entered into a Professional Services Agreement dated August 12, 1999 (the "Professional Services Agreement"), and the Professional Services Agreement shall be in full force and effect as of the Initial Closing.

         (e) Compliance with Applicable Laws. The purchase of Stock by the
             -------------------------------
Purchasers hereunder shall not be prohibited by any applicable law or governmental regulation, shall not subject the Purchasers to any penalty, liability or, in the Purchasers' sole judgment, other onerous conditions under or pursuant to any applicable law or governmental regulation, and shall be permitted by laws and regulations of the jurisdictions to which the Purchasers are subject.

         (f) Waiver. Any condition specified in this Section 2.1 may be waived
             ------
only if such waiver is set forth in a writing executed by the Purchasers.

     2.2 Subsequent Closing Conditions. The obligation of Thayer Holdings to
         -----------------------------
purchase and pay for shares of Class A Preferred at a Subsequent Closing in connection with a Take-Down is subject to the satisfaction as of the Subsequent Closing of the following conditions:

         (a) Representations and Warranties, Covenants. The representations and
             -----------------------------------------
warranties contained in Section 5 hereof shall be true and correct in all
                        ---------
material respects at and as of the Subsequent Closing as though then made, except:

             (i)   to the extent expressly made as of an earlier date;

             (ii) to the extent of changes caused by the transactions expressly contemplated herein or by the transactions for which such Take-Down is being made (or for which prior Take-Downs have been made) and the Company shall have performed in all material respects all of the covenants required to be performed by it hereunder prior to the Subsequent Closing; and

            (iii) to reflect the fact that additional shares of Class A Preferred have been issued to Thayer Holdings pursuant to Section 1.3.
                                                               -----------

         (b) Compliance with Applicable Laws. The purchase of Stock by Thayer
             -------------------------------
Holdings pursuant to such Subsequent Closing shall not be prohibited by any applicable law or governmental regulation, shall not subject Thayer Holdings to any penalty, liability or, in Thayer Holdings' sole judgment, other onerous conditions under or pursuant to any applicable law or governmental regulation, and shall be permitted by laws and regulations of the jurisdictions to which Thayer Holdings is subject.

         (c) Board Approval. The Board shall have approved the purchase of Stock
             --------------
by Thayer Holdings and the use of proceeds, including the consummation of any acquisition, for which the Take-Down is being made.

         (d) Waiver. Any condition specified in this Section 2.2 may be waived
             ------
only if such waiver is set forth in a writing executed by Thayer Holdings.



                                  ARTICLE III
                                   COVENANTS

     3.1 Financial Statements and Other Information. The Company shall deliver
         ------------------------------------------
to Thayer Holdings so long as it holds any Investor Stock:

         (a) as soon as available but in any event within 45 days after the end of each month in each fiscal year, unaudited consolidated statements of income and cash flows of the Company and its Subsidiaries for the period from the beginning of the fiscal year to the end of such month, and consolidated balance sheets of the Company and its Subsidiaries as of the end of such month, all prepared in accordance with generally accepted accounting principles, consistently applied, subject to the absence of footnote disclosures and to normal year-end adjustments;

         (b) within 120 days after the end of each fiscal year, consolidating and consolidated statements of income and cash flows of the Company and its Subsidiaries for such fiscal year, and consolidating and consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal year, setting forth in each case comparisons to the annual budget and to the preceding fiscal year, all prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by (i) with respect to the consolidated portions of such statements (except with respect to budget data), an opinion containing no exceptions or qualifications (except for qualifications regarding specified contingent liabilities) of Arthur Andersen, LLP or an independent accounting firm of recognized national standing acceptable to Thayer Holdings, and (ii) a copy of such firm's annual management letter to the Board;

         (c) promptly upon receipt thereof, any additional reports, management letters or other detailed information concerning significant aspects of the Company's operations or financial affairs given to the Company by its independent accountants (and not otherwise contained in other materials provided hereunder); and

         (d) with reasonable promptness, such other information and financial data concerning the Company and its Subsidiaries as Thayer Holdings may reasonably request.

     Each of the financial statements referred to in Sections 3.1 (a) and (b)
                                                     ----------------     ---
shall be true and correct in all material respects as of the dates and for the periods stated therein, subject in the case of the unaudited financial statements to changes resulting from normal year-end audit adjustments (none of which would, alone or in the aggregate, be materially adverse to the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole).

     3.2 Inspection of Property. The Company shall permit any representatives
         ----------------------
designated by Thayer Holdings (so long as Thayer Holdings holds any Investor Stock), upon reasonable notice and during normal business hours and such other times as any such holder may reasonably request, to (i) visit and inspect any of the properties of the Company and its Subsidiaries, (ii) examine the corporate and financial records of the Company and its Subsidiaries and make copies thereof or extracts therefrom and (iii) discuss the affairs, finances and accounts of any such corporations with the directors, officers, key employees and independent accountants of the Company and its Subsidiaries.

     3.3 Restrictions. Except as expressly contemplated by the purchase
         ------------
agreements relating to the acquisition of Empyrean Group, Inc., this Agreement, the Recapitalization Agreement or an agreement to be entered into in connection with a transaction for which a Take-Down is being made, the Company shall not without the prior written consent of either (x) a majority of the members of the Company's Board of Directors (the "Board") appointed by Thayer Holdings and Thayer Equity Investors IV, L.P. pursuant to any resolution of the Board or (y) the holders of a majority of the outstanding Investor Preferred or, in the event no Investor Preferred is outstanding, without the prior written consent of the holders of a majority of the Investor Common:

         (a) directly or indirectly declare or pay any dividends or make any distributions upon any of its equity securities, other than payments of dividends on, or redemption payments in respect of, the Class A Preferred pursuant to the Certificate of Incorporation;

         (b) except pursuant to the Management Agreements and the Stockholders Agreement, directly or indirectly redeem, purchase or otherwise acquire, or permit any Subsidiary to redeem, purchase or otherwise acquire, any of the Company's equity securities (including, without limitation, warrants, options and other rights to acquire equity securities),

         (c) except as expressly contemplated by the Management Agreements authorize, issue, sell or enter into any agreement providing for the issuance (contingent or otherwise), or permit any Subsidiary to authorize, issue, sell or enter into any agreement providing for the issuance (contingent or otherwise) of, (i) any notes or debt securities containing equity features or (ii) any equity securities (or any securities convertible into or exchangeable for any equity securities) or rights to acquire any equity securities, other than the issuance of equity securities by a Subsidiary to the Company or another Subsidiary;

         (d) merge or consolidate with any Person or permit any Subsidiary to merge or consolidate with any Person (other than a wholly owned Subsidiary);

         (e) sell, lease or otherwise dispose of, or permit any Subsidiary to sell, lease or otherwise dispose of, more than 5% of the consolidated assets of the Company and its Subsidiaries (computed on the basis of book value, determined in accordance with generally accepted accounting principles consistently applied, or fair market value, determined by the Board in its reasonable good faith judgment) in any transaction or series of related transactions (other than sales of inventory in the ordinary course of business);

         (f) liquidate, dissolve or effect a recapitalization or reorganization in any form of transaction (including, without limitation, any reorganization into partnership form);

         (g) acquire, or permit any Subsidiary to acquire, any material interest in any business (whether by a purchase of assets, purchase of stock, merger or otherwise), or enter into any material joint venture;

         (h) enter into, or permit any Subsidiary to enter into, the ownership, active management or operation of any business other than the operation of information technology consulting businesses;

         (i) enter into, or permit any Subsidiary to enter into, any transaction with any of its or any Subsidiary's officers, directors, employees or Affiliates or any individual related by blood, marriage or adoption to any such Person or any entity in which any such Person or individual owns a beneficial interest, except for normal employment arrangements and benefit programs on reasonable terms and except as otherwise expressly contemplated by this Agreement, the Management Agreements and the Professional Services Agreement; or

         (j) create, incur, assume or suffer to exist, or permit any Subsidiary to create, incur, assume or suffer to exist, Indebtedness exceeding the amounts approved therefor by the Board in the annual budget.

     3.4 Unrelated Business Taxable Income. The Company shall not engage in any
         ---------------------------------
transaction which is reasonably likely to cause Thayer Holdings or any of its limited partners which are exempt from income taxation under Section 501(a) of the IRC and, if applicable, any pension plan that any such trust may be a part of, to recognize unrelated business taxable income as defined in Section 512 and
Section 514 of the IRC.

     3.5 Hart-Scott-Rodino Compliance. In connection with any transaction in
         ----------------------------
which the Company is involved which is required to be reported under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended from time to time (the "HSR Act"), the Company shall prepare and file all documents with the Federal Trade Commission and the United States Department of Justice which may be required to comply with the HSR Act, and shall promptly furnish all materials thereafter requested by any of the regulatory agencies having jurisdiction over such filings, in connection with the transactions contemplated thereby. The Company shall take all reasonable actions and shall file and use reasonable best efforts to have declared effective or approved all documents and notifications with any governmental or regulatory bodies as may be necessary or may reasonably be requested under federal antitrust laws for the consummation of the subject transaction; provided that this Section 3.5 shall not be interpreted as
                                -----------
requiring the Company to divest of any lines of business or other assets.

     3.6 Confidentiality. Except as otherwise required by law or judicial order
         ---------------
or decree or by any governmental agency or authority, Thayer Holdings shall use its best efforts to maintain the confidentiality of all nonpublic information obtained by Thayer Holdings pursuant to Section 3.1 or 3.2, which the Company
                                        -----------    ---
has reasonably designated as proprietary or confidential in nature; provided that Thayer Holdings may disclose such information to other Purchasers (who shall be bound by this provision) or in connection with the sale or transfer, or proposed sale or transfer, of any shares of Investor Stock, if the transferee or proposed transferee agrees in writing to be bound by the provisions hereof.

     3.7 Termination. Upon (i) a Drag-Along Sale (as defined in the Stockholders
         -----------
Agreement), (ii) an IPO Event (as defined in the Stockholders Agreement) or
(iii) such time as the Investor Common constitutes less than 10% of the fully-diluted Common Stock, Section 3.1, 3.2 and 3.3 shall terminate without
                            -----------  ---     ---
further action and shall be of no further force and effect.



                                  ARTICLE IV
                       TRANSFER OF RESTRICTED SECURITIES
                       ---------------------------------

     4.1 Transfer of Restricted Securities.
         ---------------------------------

         (a) Restricted Securities are transferable only pursuant to (i) public offerings registered under the Securities Act, (ii) Rule 144 or Rule 144A of the Securities Act (or any similar rule or rules then in force) if such rule or rules are available and (iii) subject to the conditions specified in Section
                                                                     -------
4.1(b) below, any other legally available means of transfer.
------

         (b) In connection with the transfer of any Restricted Securities (other than a transfer described in Section 4.1(a)(i) or (ii) above), the holder
                             -----------------    ----
thereof shall deliver written notice to the Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of Hogan & Hartson LLP, or other counsel which (to the Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of the Restricted Securities delivers to the Company an opinion of Hogan & Hartson LLP, or such other counsel that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act, the Company shall promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear a customary Securities Act legend. If the Company is not required to deliver new certificates for such Restricted Securities not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to the Company in writing its agreement to be bound by the conditions contained in this Section 4.1 and Section 6.1.
                  -----------     -----------

         (c) Upon the request of the Purchaser, the Company shall promptly supply to the Purchasers or their respective prospective transferees all information regarding the Company required to be delivered in connection with a transfer pursuant to Rule 144A of the Securities Act.

         (d) Each Purchaser agrees to execute and deliver to the Company and Thayer Holdings a joinder to the Stockholders Agreement and to cause any of its prospective transferees to execute and deliver to the Company and Thayer Holdings a joinder to the Stockholders Agreement prior to making any transfer of Stock.


                                   ARTICLE V
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                 ---------------------------------------------

     As a material inducement to the Purchasers to enter into this Agreement and purchase the Stock, the Company hereby represents and warrants to the Purchasers that:

     5.1 Organization and Corporate Power. The Company is a corporation duly
         --------------------------------
organized, validly existing and in good standing under the laws of the state of Delaware and is qualified to do business in every jurisdiction in which the failure to so qualify might reasonably be expected to have a material adverse effect on the financial condition, operating results, assets, operations or business prospects of the Company and its Subsidiaries taken as a whole. The Company has all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement.

     5.2 Capital Stock and Related Matters.
         ---------------------------------

         (a) As of the Closing and immediately thereafter, the authorized capital stock of the Company shall consist of 100,000,000 shares of stock, of which (i) 150,000 shares shall be designated as Class A Preferred and (ii) 99,850,000 shares shall be designated as Common Stock. The issued and outstanding Class A Preferred Stock and the Common Stock are as set forth on Exhibit B hereto. As of the Closing, the Company shall not be subject to any
---------
obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any warrants, options or other rights to acquire its capital stock, except pursuant to this Agreement and the Management Agreements. As of the Closing, all of the outstanding shares of the Company's capital stock shall be validly issued, fully paid and nonassessable.

     (b) Based in part on the investment representations of (i) the Purchasers in Section 6.1 hereof, (ii) the Executives in paragraph l(c) of the Management
   -----------                                -------------
Agreements, and (iii) the purchasers in the Empyrean Merger Agreement, the Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and the offer, sale and issuance of the Stock hereunder and pursuant to Section 1.3
                                                                -----------
hereof do not and will not require registration under the Securities Act or any applicable state securities laws.

     5.3 Subsidiaries; Investments. Prior to the Recapitalization Agreement
         -------------------------
closing, the Company did not own or hold any shares of stock or any other security or interest in any other Person.

     5.4 Authorization; No Breach. The execution, delivery and performance of
         ------------------------
this Agreement, the Management Agreements, the Stockholders Agreement, the Professional Services Agreement, the Recapitalization Agreement and all other agreements contemplated hereby to which the Company is a party have been duly authorized by the Company. This Agreement, the Management Agreements, the Stockholders Agreement, the Professional Services Agreement, the Recapitalization Agreement and all other agreements contemplated hereby each constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms. The execution and delivery by the Company of this Agreement, the Management Agreements, the Stockholders Agreement, the Professional Services Agreement, the Recapitalization Agreement and all other agreements contemplated hereby to which the Company is a party, the offering, sale and issuance of the Stock hereunder and pursuant to Section 1.2(a), the
                                                         --------------
Amended and Restated Certificate of Incorporation and the fulfillment of and compliance with the respective terms hereof and thereof by the Company do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or
(vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the Certificate of Incorporation or bylaws of the Company, or any law, statute, rule or regulation to which the Company is subject, or any agreement, instrument, order, judgment or decree to which the Company is a party or by which it is bound.

     5.5 Violations of Laws. Except as set forth in the Disclosure Schedule to
         ------------------
the Recapitalization Agreement, the Company has not (i) violated any laws or governmental rules or regulations, which violation would reasonably be expected to have a material adverse effect upon the financial condition, operating results, assets, operations or business prospects of the Company; (ii) received notice of any such material violation; or (iii) become subject to any material clean up liability, and the Company has no reason to believe it may become subject to any material clean up liability, under any federal, state or local environmental law, rule or regulation.

     5.6 Governmental Consent, etc. Except for approvals under the HSR Act, no
         -------------------------
material permit, consent, approval or authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement or the other agreements contemplated hereby, or the consummation by the Company of any other transactions contemplated hereby or thereby.

     5.7 Disclosure. Neither this Agreement nor any of the schedules,
         ----------
attachments, written statements, documents, certificates or other items prepared or supplied to the Purchasers by or on behalf of the Company with respect to the transactions contemplated hereby contain any untrue statement of a material fact or omit a material fact necessary to make each statement contained herein or therein not misleading. There is no fact which the Company has not disclosed to the Purchasers in writing and of which any of its officers, directors or executive employees is aware and which has had or might reasonably be anticipated to have a material adverse effect upon the existing or expected financial condition, operating results, assets, customer or supplier relations, employee relations or business prospects of the Company.



                                  ARTICLE VI
                   PURCHASERS REPRESENTATIONS AND WARRANTIES
                   -----------------------------------------

     As a material inducement to the Company to enter into this Agreement, each Purchaser hereby represents and warrants to the Company, with respect to itself and not jointly, as follows:

     6.1 Purchaser's Investment Representations. Such Purchaser (i) is acquiring
         --------------------------------------
the Restricted Securities purchased hereunder or acquired pursuant hereto for its own account with the present intention of holding such securities for purposes of investment, (ii) has no intention of selling such securities in a public distribution in violation of the federal securities laws or any applicable state securities laws and (iii) is an "accredited investor" as defined in the Securities Act; provided that nothing contained herein shall prevent such Purchaser and subsequent holders of Restricted Securities from transferring such securities in compliance with the provisions of Article IV
                                                                  ----------
hereof. Each certificate for Restricted Securities shall be imprinted with a customary securities legend in a form provided by the Company's counsel.

     6.2 Authorization; No Breach. The execution, delivery and performance of
         ------------------------
this Agreement, the Stockholders Agreement and all other agreements contemplated hereby to which such Purchaser is a party have been duly authorized by such Purchaser. This Agreement, the Stockholders Agreement and all other agreements contemplated hereby to which a Purchaser is a party each constitutes a valid and binding obligation of such Purchaser, enforceable in accordance with its terms. The execution and delivery by such Purchaser of this Agreement, the Stockholders Agreement and all other agreements contemplated hereby to which such Purchaser is a party, and compliance with the respective terms hereof and thereof by such Purchaser do not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon such Purchaser's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to, the charter or organizational documents of such Purchaser, if applicable, or any law, statute, rule or regulation to which such Purchaser is subject, or any agreement, instrument, order, judgment or decree to which such Purchaser is a party or by which it is bound.

     6.3 Brokerage. Other than the Professional Services Agreement, there are no
         ---------
claims for brokerage commissions, finders, fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon such Purchaser. Such Purchaser shall pay, and hold the Company harmless against, any liability, loss or expense (including, without limitation, attorneys, fees and out-of-pocket expenses) arising in connection with any such claim.

     6.4 Governmental Consent, etc. No permit, consent, approval or
         -------------------------
authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by such Purchaser of this Agreement or the other agreements contemplated hereby, or the consummation by such Purchaser of any other transactions contemplated hereby or thereby.



                                   ARTICLE VII
                                   DEFINITIONS
                                   -----------

     For the purposes of this Agreement, the following terms have the meanings set forth below:

     "Affiliate" of any particular person or entity means any other person or entity controlling, controlled by or under common control with such particular person or entity.

     "Class A Preferred" has the meaning set forth in Recital B of this
                                                      ---------
Agreement.

     "Certificate of Incorporation" means the Company's amended and restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on August 12, 1999.

     "Common" has the meaning set forth in Recital B of this Agreement.
                                           ---------

     "Common Stock" means collectively, the Common and any other class of the Company's common stock, $.01 par value per share.

     "Credit Agreement" has the meaning set forth in Section 1.2(b).
                                                     --------------

     "Existing Stockholders" has the meaning set forth in Recital B of this
                                                          ---------
Agreement.

     "HSR Act" has the meaning set forth in Section 3.5.
                                            -----------

     "Indebtedness" means all indebtedness for borrowed money (including purchase money obligations), all indebtedness under revolving credit arrangements, all capitalized lease obligations and all guarantees of any of the foregoing.

     "Initial Closing" has the meaning set forth in Section 1.2(c).
                                                    --------------

     "Investor Common" means (i) the Common Stock issued hereunder and (ii) any Common Stock issued or issuable with respect to the Common Stock referred to in clause (i) above by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares of Investor Common, such shares shall cease to be Investor Common when they have been (a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering, them or (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar rule then in force).

     "Investor Preferred" means (i) the Class A Preferred issued hereunder and
(ii) any Class A Preferred issued or issuable with respect to the Class A Preferred referred to in clause (i) above by way of stock dividends or stock splits or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares of Investor Preferred, such shares shall cease to be Investor Preferred when they have been
(a) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act (or any similar rule then in force) or (c) redeemed by the Company.

     "Investor Stock" means the Investor Preferred and the Investor Common.

     "IRC" means the Internal Revenue Code of 1986, as amended, and any reference to any particular IRC section shall be interpreted to include any revision of or successor to that section regardless of how numbered or classified.

     "Management Agreements" has the meaning set forth in Section 2.1(b).
                                                          --------------

     "Person" means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

     "Professional Services Agreement" has the meaning set forth in Section
                                                                    -------
2.1(d).
------

     "Recapitalization Agreement" has the meaning set forth in Recital D.
                                                               ---------

     "Restricted Securities" means (i) the Stock issued hereunder and (ii) any securities issued with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (A) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (B) become eligible for sale pursuant to Rule 144(k) (or any similar provision then in force) under the Securities Act or
(C) been otherwise transferred and new certificates for them not bearing a customary Securities Act legend have been delivered by the Company in accordance with Section 4.1(b). Whenever any particular securities cease to be Restricted
     --------------
Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a customary Securities Act legend.

     "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

     "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

     "Stockholders Agreement" has the meaning set forth in Section 2.1(c).
                                                           --------------

     "Stock" has the meaning set forth in Section 1.1 of this Agreement.
                                          -----------

     "Subsidiary" means any corporation of which the securities having a majority of the ordinary voting power in electing the board of directors or otherwise are, at the time as of which any determination is being made, owned by the Company either directly or through one or more Subsidiaries.

     "Take Downs" has the meaning set forth in Section 1.3(a).
                                               --------------

     " Thayer Holdings" means Thayer ITECH Holdings, L.L.C.


                                  ARTICLE VIII
                                  MISCELLANEOUS
                                  -------------

     8.1 Expenses. The Company agrees to pay, and hold Thayer Holdings harmless
         --------
against liability for the payment of, (i) the fees and expenses of its counsel arising in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated by this Agreement, (ii) the fees and expenses incurred with respect to any amendments or waivers (whether or not the same become effective) under or in respect of this Agreement, the Management Agreements, the Stockholders Agreement, the Professional Services Agreement, the other agreements contemplated hereby and the Certificate of Incorporation, (iii) stamp and other taxes which may be payable in respect of the execution and delivery of this Agreement or the issuance, delivery or acquisition of any shares of Stock purchased hereunder or in accordance with
Section 1.3 hereof, and (iv) the fees and expenses incurred with respect to the
-----------
interpretation or enforcement of the rights of Thayer Holdings granted under this Agreement, the Management Agreements, the Stockholders Agreement, the Professional Services Agreement, the other agreements contemplated hereby and the Certificate of Incorporation and the Company's bylaws.

     8.2 Remedies. Each holder of Investor Stock shall have all rights and
         --------
remedies set forth in this Agreement and the Certificate of Incorporation and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

     8.3 Consent to Amendments. Except as otherwise expressly provided herein,
         ---------------------
the provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of a majority of the outstanding shares of Investor Common. No other course of dealing between the Company and the holder of any Stock or any delay in exercising any rights hereunder or under the Certificate of Incorporation shall operate as a waiver of any rights of any such holders. For purposes of this Agreement, shares of Stock held by the Company or any Subsidiaries shall not be deemed to be outstanding.

     8.4 Survival of Representation and Warranties. All representations and
         -----------------------------------------
warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by any Purchasers or on their behalf

     8.5 Successors and Assigns. Except as otherwise expressly provided herein,
         ----------------------
all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the Purchaser's benefit as a purchaser or holder of Stock are also for the benefit of, and enforceable by, any permitted subsequent holder of such Stock. The rights and obligations of the Thayer Holdings under this Agreement and the agreements contemplated hereby may be assigned by the Thayer Holdings at any time, in whole or in part, to any investment fund managed by TC Management Partners, L.L.C. or any other Affiliate of Thayer Holdings, or any successor thereto.

     8.6 Severability. Whenever possible, each provision of this Agreement shall
         ------------
be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating, the remainder of this Agreement.

     8.7 Counterparts. This Agreement may be executed simultaneously in two or
         ------------
more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

     8.8 Descriptive Headings; Interpretation. The descriptive headings of this
         ------------------------------------
Agreement are inserted for convenience only and do not constitute a Section of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

     8.9 Governing Law. This Agreement and the exhibits and schedules hereto
         -------------
shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

     8.10 Notices. All notices, demands or other communications to be given or
          -------
delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient by reputable express service (charges prepaid), 24 hours after being sent by overnight courier service (charges prepaid), 48 hours after being deposited to the recipient by United States mail, first class, postage prepaid, or sent by facsimile. Such notices, demands and other communications shall be sent to the Purchasers and to the Company at the address indicated below:

                  If to the Company:
                  -----------------


                    Empyrean Group Holdings, Inc.
                    8300 Boone Boulevard
                    Suite 250
                    Vienna, Virginia 22182
                    Attention:    Jason Levine
                                  Graham Perkins
                    Tel No:       (703) 740-9276
                    Fax No:       (703) 740-9033

                    Empyrean Group Holdings, Inc.
                    c/o Thayer Capital Partners
                    1455 Pennsylvania Avenue NW, Suite 350
                    Washington, D.C.  20004
                    Attention:    Robert Michalik
                                  Daniel Raskas
                    Tel No.:      (202) 371-0150
                    Fax No.:      (202) 371-0391


                  If to the Purchasers:
                  --------------------

                    To each Purchaser at the address set forth in the Schedule
                                                                      --------
                    of Purchasers attached hereto
                    -------------
                  with a copy to:

                    Hogan & Hartson, LLP
                    Thirteenth Street, N.W.
                    Washington, D.C.  20004
                    Attention:    Christopher J. Hagan
                    Tel No.: (202) 637-5600
                    Fax No.: (202) 637-5910

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

     8.11 Entire Agreement. Except as otherwise expressly set forth herein, this
          ----------------
document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.




                     [THIS SPACE INTENTIONALLY LEFT BLANK]]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                                       EMPYREAN GROUP HOLDINGS, INC.


                                       By:       /s/ Stuart C. Johnson
                                            ------------------------------------
                                            Name: Stuart C. Johnson
                                            Title:   President & CEO


                                       THAYER ITECH HOLDINGS, L.L.C.

                                       By:  Thayer Equity Investors, IV, L.P.
                                       Its: Managing Member
                                       By:  TC Equity Partners, L.L.C.
                                       Its: General Partner


                                            By:         /s/ Robert Michalik
                                                 -------------------------------
                                                 Name:   Robert Michalik
                                                 Title:  Vice President


                                       [OTHER PURCHASERS]

                            SCHEDULE OF PURCHASERS
                         (INITIAL CLOSING INVESTMENT)

                                                                         Number of Shares
                                                 Number of Shares           of Class A               Aggregate
                                                   of Common at            Preferred at           Investment ($)
       Name and Address of Purchaser              Initial Closing         Initial Closing       at Initial Closing
--------------------------------------------    --------------------    --------------------    --------------------
Thayer Itech Holdings, LLC (Thayer Equity         19,009,419                0                        $1,900,941.90
Investors IV, L.P.)
c/o Thayer Capital Partners
1455 Pennsylvania Avenue, NW, Suite 350
Washington, D.C. 20004
Attention:        Robert Michalik
                  Daniel Raskas
Tel No:           (202) 371-0150
Fax No:           (202) 371-0391

TC ITECH, L.L.C.                                     190,581                0                         $381,158.10
c/o Thayer Capital Partners
1455 Pennsylvania Avenue, NW, Suite 350
Washington, D.C. 20004
Attention:        Robert Michalik
                  Daniel Raskas
Tel No:           (202) 371-0150
Fax No:           (202) 371-0391






                                                --------------------    --------------------    --------------------
                  TOTAL                           19,200,000                                           2,282,100.0
                                                ====================    ====================    ====================

                             SCHEDULE OF PURCHASERS
                         (FUTURE PREFERRED INVESTMENTS)

                                                     Number of            Total Number of            Aggregate
                                                 Additional Shares       Shares of Class A          Additional
                                                    of Class A            Preferred to be         Investment ($)
       Name and Address of Purchaser              Preferred to be        Purchased by such        for Additional
                                                  Purchased after            Purchaser               Shares of
                                                  Initial Closing       (including Initial        Preferred Stock
                                                                          Closing Shares)
--------------------------------------------    --------------------    --------------------    --------------------
Thayer Itech Holdings, L.L.C. (Thayer           36,117.9                      36,117.9              $36,117,900
Equity Investors IV, L.P.)
c/o Thayer Capital Partners
1455 Pennsylvania Avenue, NW, Suite 350
Washington, D.C. 20004
Attention:        Robert Michalik
                  Daniel Raskas
Tel No:           (202) 371-0150
Fax No:           (202) 371-0391

TC ITECH, L.L.C.                                   362.1                         362.1                 $362,100
c/o Thayer Capital Partners
1455 Pennsylvania Avenue, NW, Suite 350
Washington, D.C. 20004
Attention:        Robert Michalik
                  Daniel Raskas
Tel No:           (202) 371-0150
Fax No:           (202) 371-0391








                                                --------------------    --------------------    --------------------
                  TOTAL                           36,480                        36,480              $36,480,000
                                                ====================    ====================    ====================